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                                EXHIBIT 10.4

                              SEVENTH AMENDMENT TO
                     SEAGULL EMPLOYEE STOCK OWNERSHIP PLAN



         WHEREAS, SEAGULL ENERGY CORPORATION (the "Company") has heretofore adopted and maintains the SEAGULL EMPLOYEE STOCK OWNERSHIP PLAN (the "Plan") for the benefit of its eligible employees; and

         WHEREAS, the Company desires to amend the Plan;

         NOW, THEREFORE, the Plan is hereby amended as follows, effective as of January 1, 1989:

         1. The following shall be added at the beginning of Section 10.04(e) of the Plan:

         "Financed Stock allocated to a Member's Stock Account may be forfeited pursuant to Paragraphs (a), (c) or (d) above only after assets other than Financed Stock allocated to the Member's Account have been forfeited. Further, if Financed Stock allocated to a Member's Stock Account is forfeited pursuant to Paragraphs (a), (c) or (d) above and if such Financed Stock includes more than one class of Company Stock, such Member must be treated as forfeiting the same proportion of each such class of Company Stock."

         2. As amended hereby, the Plan is specifically ratified and reaffirmed.

         EXECUTED this 28th day of September, 1995.

                                 SEAGULL ENERGY CORPORATION


                                          /s/  ROBERT W. SHOWER
                                 By ______________________________________
                                               Robert W. Shower